LOOMIS SAYLES DISCIPLINED EQUITY FUND

Supplement dated May 13, 2011 to the Loomis Sayles Disciplined Equity Fund Class A, B and C Prospectus and Loomis Sayles Disciplined Equity Fund Class Y Prospectus, each dated February 1, 2011, as may be revised and supplemented from time to time.

This supplement replaces the supplement dated March 11, 2011.

On May 13, 2011, the Loomis Sayles Disciplined Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.

LOOMIS SAYLES DISCIPLINED EQUITY FUND

Supplement dated May 13, 2011 to the Loomis Sayles Disciplined Equity Fund Statement of Additional Information, dated February 1, 2011, as may be revised and supplemented from time to time.

On May 13, 2011, the Loomis Sayles Disciplined Equity Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.